May 2017 Exhibit 99.1

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Reported Segments FY16 Revenue Q3FY17 Revenue Q3FY17 Op Margin YOY 9 Months Revenue Growth Industrial Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $303M $84M GAAP 10% (incl $0.10/share investment) 13% 74% 12% 3% 4% 7% Photonics $326M $109M 15% 35% 8% 85% 0% 3% 4% Performance Products $198M $52M 9% 3% 11% 17% 40% 19% 13% Total $827M $245M GAAP 12% 19% 31% 45% 10% 6% 8% Core competency: Engineered Materials Organic investments for market transformation Strategic acquisitions for differentiation Global footprint driving 12% op margins Growing scope & scale, on track to $1B FY18 sales Three growing end markets: Fiber Optic and Wireless Communication Industrial Materials Processing 3D Sensing and Internet of Things Founded in 1971, now in 14 Countries with 10,000 employees II-VI Incorporated, Saxonburg, PA, USA with an Industry-experienced and leading Team Our materials expertise drive differentiation in key end markets

II-VI

MATERIALS THAT MATTER™

Fiber Optics and Wireless Communications
Enabling growing demand for intelligent networks

Optical Components for Communications

Market CAGR ('16-'20): 11% *- Source: Ovum*

Key drivers in Q3FY17 & Q4FY17:

- Key end markets strong in Q3FY17, expected strong in Q4FY17
- Products for ROADMs: 51% of communications revenue of ~$110M, +27% to Q3FY16
- Products for high bit rate transmission including CFP 2/4:16% of communications revenue, +16% to Q3FY16
- Q4 revenue guidance flat to -5% to Q3 but see no weakness in April and 66% order cover
- Long term agreements provide good revenue support
- Q2 bookings of $134M from longer term contracts, one time lift with 30% more orders in months 7-12

Photonics growth >20% since 2014


ROADM
Switching
Amplification
Monitoring
100G
200G
400G
High Bit Rate Transmission
Long Haul
Metro
CATV
FTTx
Datacenter Interconnect
DCI
DCI
Submarine
Datacom
Wireless Base Stations
amazon web services

4

High Power Lasers and Optics Leader in industrial material processing Laser Processing Heads & Beam Delivery Components Market CAGR (‘14-’19): 22% Source: Strategies Unlimited Experts in development and deployment of new materials for lower cost of ownership Leader in semiconductor lasers diodes and high power optics Industrial processing components 25-35% of worldwide revenue (incl CO2, fiber, one micron) Active secondary market for CO2 lasers. Positive for CO2 business, 90% of which is aftermarket sales

Optical Communications Internet of Things Semiconductor Laser Technology Enabler of ubiquitous 3D sensing functionality II-VI is rapidly ramping its capacity and capability to serve the growing opto-electronic device market Driver is anticipated demand for VCSELS - TAM expected to grow from $0.8B in 2015 to $2B by 2020 Major end market work underway are consumer electronics and automotive Key customer manufacturing qualification achieved with anticipated second half CY17 ramp

Fiber Optical Communications Wireless Communications Material Processing Electric Vehicles Renewable Energy Consumer Electronics In Growing Markets GaAs, GaN, SiC, InP, C - Diamond Recent Acquisitions: Vertically integrated platform for opto-electronic device market II-VI’s High Performance Semiconductor Platform enables an array of differentiated optical and electronic devices for broad markets all growing greater than 10% annually

Products on an Optical Line Card Laser Chip-on-Carrier Assembly Thermoelectric Cooler Optics Vertically integrated manufacturing footprints on world class products Key to Scale, Quality, Functionality and Profitability: Vertically integrated manufacturing 980 nm pump laser Optical channel monitor OTDR Passive Components Optical Amplifier

www.ii-vi.com Financial Trends Financials Expectations Gross Margin 38% 35%-40% EBITDA 18% 16%-20% Operating Margin 11% 7%-12% FY16 FY17 Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY16 FY14 FY15 Shareholder’s Equity $218M $175M $174M $123M $95M $129M $235M $241M $176M $782M $675M $729M Cash and Liquidity 9M FY17 $248M $78M $278M $853M

Industry-Experienced Team with Deep Innovation Skills Leading Market Positions in Diverse End Markets 1 Vertically-Integrated and Scalable Manufacturing Successful Return on Investment Within 12-24 months 3 4 Significant Competitive Strengths and Differentiation for Emerging Markets 5 2 www.ii-vi.com Key Investment Considerations

Reconciliation Tables $Millions (Unaudited) Three Months Ended Nine Months Ended Mar 31, 2017 Dec 31, 2016 Mar 31, 2016 Mar 31, 2017 Mar 31, 2016 Operating Income $29.0 $27.1 $19.4 $79.8 $62.9 Interest expense 1.9 1.4 0.8 4.5 2.0 Other expense(income), net (2.1) (6.1) 1.3 (9.6) (0.8) Income taxes 6.8 7.9 2.4 22.3 10.6 Net Earnings $22.4 $23.9 $14.9 $62.6 $51.1 $Millions (Unaudited) Three Months Ended Nine Months Ended Mar 31, 2017 Dec 31, 2016 Mar 31, 2016 Mar 31, 2017 Mar 31, 2016 EBITDA 46.0 48.1 32.8 134.1 105.5 EBITDA margin(1) 18.8% 20.8% 16.0% 19.2% 18.0% Interest expenses 1.9 1.4 0.8 4.5 2.0 Depreciation and amortization 14.9 14.9 14.7 44.7 41.8 Income taxes 6.8 7.9 2.4 22.3 10.6 Net Earnings $22.4 $23.9 $14.9 $62.6 $51.1